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                                                                    Exhibit 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent the incorporation by reference in the Registration Statements on Form S-3 (No. 333-63663, 333-59107,333-45877 and 333-35861) of
StarBase Corporation of our report dated June 26, 1998 relating to the financial statements, which appears in this Form 10-K.



PricewaterhouseCoopers  LLP
Costa Mesa, California
June 28, 2000